Exhibit 99.1
Investor Presentation November 2025

2 Statements made during this presentation that set forth expectations, predictions, projections or are about future events are based on facts and situations that are known to us as of November 18, 2025. We believe that our expectations and assumptions are reasonable. Actual results may differ materially, due to risks and uncertainties, such as those described on pages 28-40 of our Form 10-Q filed on November 5, 2025 and other subsequent filings by Matson with the SEC. Statements made during this presentation are not guarantees of future performance. We do not undertake any obligation to update our forward-looking statements. Forward-Looking Statements Investor Presentation │November 2025

$342.8 $551.3 $516.7 $503.6 $738.9 $702.8 $0 $300 $600 $900 2023 2024 LTM 3Q25 Operating Income EBITDA 3 Matson: At-a-Glance • A leading U.S. carrier in the Pacific • Lifeline to economies of Hawaii, Alaska, Guam and other Pacific islands • Niche, premium, expedited services from China and Southeast Asia to Southern California • 35% ownership in SSAT joint venture, which operates terminals on the U.S. West Coast Ocean Transportation Logistics Consolidated Operating Income & EBITDA ($ in millions) • Leading integrated, asset-light logistics services • Freight forwarding, transportation brokerage, warehousing, and supply chain management services • Leverages Matson and Span Alaska brands • Scalable model with high ROIC Net Income & Diluted EPS ($ in millions, except EPS) $297.1 $476.4 $429.7 $8.32 $13.93 $13.11 $0 $4 $8 $12 $16 $0 $300 $600 $900 2023 2024 LTM 3Q25 Net Income Diluted EPS Net Income Diluted EPS Investor Presentation │November 2025 See Appendix for a reconciliation of GAAP to non-GAAP financial metrics.

4 Investor Presentation │November 2025 Matson Today: Connecting the Pacific

5 Investment Highlights Unique Network Connecting the Pacific • Providing critical supply lifelines to economies throughout the Pacific • Strong market positions in attractive niche markets with multi-decade customer relationships • Dual head-haul economics on China-to-Long Beach Express (CLX) service • Logistics’ business lines complement ocean services and drive high ROIC opportunities World-Class Operator and Premium Service Provider • Fastest transit and cargo availability creates competitive advantage and premium rates for China service ‒ CLX and MAX are the fastest and second fastest ocean services in the Transpacific tradelane • Fastest transit time to Guam from U.S. West Coast with superior on-time performance • Well-maintained fleet with industry-leading on-time performance • Dedicated terminals with best-in-class truck turns and unmatched cargo availability • Hawaii Neighbor Island barge fleet and Micronesia feeder vessels create hub-and-spoke efficiency Increasingly Diversified Cash Flows • Increasingly diversified cash flows from: ‒ Distinct ocean tradelane service routes ‒ Transshipment service in Asia diversifies freight origins ‒ A niche provider of logistics services complementing the tradelane services ‒ An equity investment in SSAT, a leading U.S. West Coast terminal operator Organic Growth Opportunities • Announced ~$1 billion new vessel program on November 2, 2022 – new Aloha Class vessels in CLX to provide meaningful lift to net income, operating income and EBITDA ‒ As of 9/30/25, our cash and cash equivalents and Capital Construction Fund (CCF) combined exceed our remaining milestone payments(1) • Pursue opportunities that leverage the combined services of Ocean Transportation and Logistics Commitment to Returning Cash to Shareholders • Repurchased ~30% of our stock from August 3, 2021 through September 30, 2025 for a total cost of ~$1.2 billion • Compelling dividend yield with dividend growth history Strong Balance Sheet • Financial strength to invest to grow the core businesses, pursue strategic opportunities and return capital to shareholders • Investment grade-credit metrics with total debt(2) / LTM EBITDA leverage ratio of 0.5x • Balance sheet strength leads to low-cost of capital See Appendix for a reconciliation of GAAP to non-GAAP financial metrics. (1) As of 9/30/25, remaining milestone payments are $680.1 million, CCF balance is $627.9 million, and cash and cash equivalents is $92.7 million. (2) Total debt is presented before any reduction for deferred loan fees as required by GAAP. Investor Presentation │November 2025

6 • 5 U.S. West Coast departures and 3 arrivals in Honolulu per week • Dedicated neighbor island barge service Hawaii Service Overview of Service Market Overview Matson’s Focus 9-ship deployment • Competitors: ─ Pasha ─ Barges ─ Air freight • Maintain best-in-class on-time arrival and cargo availability • Dedicated terminals and fully-integrated cargo delivery to major neighbor islands Investor Presentation │November 2025

7 China Service • CLX and MAX are premium services providing an alternative to deferred air freight and other ocean carriers • Dedicated terminal space in Long Beach with off-dock container yard • Feeder services from other Asian port origins • Door-to-door services in coordination with Matson Logistics Overview of Services Market Overview Matson’s Focus Service Frequency US West Coast Ports CLX (started Feb 2006) Weekly from Ningbo/Shanghai Long Beach MAX (started May 2020) Weekly from Ningbo/Shanghai Long Beach • Continue to differentiate services with reliability • Attract new customers away from air freight • Competitors: ─ Other transpacific carriers ─ Air freight carriers Port of Long Beach CLX and MAX are the fastest and second fastest in the Transpacific tradelane • Expedited, 10-day transit from Shanghai • Exclusive terminal (for CLX) – unrivaled speed • Next day cargo availability at off-dock facility Investor Presentation │November 2025

8 China Service – Elements of Demand • CLX is the fastest • MAX is the second fastest • Significant cost savings for 5 to 7 days of additional transit time Unmatched Destination Services: The consistency of our service is a significant differentiator in the marketplace • High level of service at origin and destination Economically Advantageous Compared to Air Freight: “High Touch” Customer Service: Fast, Reliable Ocean Transit: • Dedicated terminal operations under SSAT JV • 24-hour cargo availability at Shippers Transport with customs bonded and non-bonded locations • No customer appointments necessary for pickup • Ownership and control of our chassis Demand for Matson’s China Service Investor Presentation │November 2025

9 • Twice weekly service to Anchorage and Kodiak • Weekly service into Dutch Harbor • Matson is the only U.S. containership operator serving Kodiak and Dutch Harbor Alaska Service Overview of Service Market Overview Matson’s Focus • Competitors: TOTE, barges, air freight and OTR trucking • Air freight rates are very high relative to the cost of goods being shipped • NB volume growth tied to Alaska’s economy • SB and Alaska-to-Asia Express (AAX) volume tied to seasonality of seafood harvests • Maintain excellence in on-time cargo availability • Expand premium SB service differentiation • Market AAX service Investor Presentation │November 2025

10 • Weekly service to Guam as part of CLX service • 3-to-5 day ocean transit advantage from U.S. West Coast Guam Service Overview of Service Market Overview Matson’s Focus • Competitors: ─ APL (U.S. flagged service) ▪ Trans-ships in Yokohama, Japan and Busan, South Korea to Guam via a 2-ship feeder service ─ International carriers with Asia direct services ─ Air freight • Maintain superior service and on-time performance Investor Presentation │November 2025

11 SSAT Joint Venture • Matson owns a 35% interest in SSA Terminals, LLC (SSAT) ─ SSAT currently provides terminal and stevedoring services to carriers in Long Beach, Oakland, Seattle, and Tacoma SSAT JV Equity Income ($ in millions) Overview ($10) $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 2019 2020 2021 2022 2023 2024 LTM 3Q25 Investor Presentation │November 2025 (1) Includes an $18.4 million impairment charge related to the write-down of a terminal operating lease asset recorded by SSAT during 4Q24. (1) (1)

12 Matson Logistics Operating Income & Margin ($ in millions) Overview of Services Transportation Brokerage • Domestic and international rail intermodal • Long-haul and regional highway trucking • Less-than-truckload and expedited freight Supply Chain Management and Other • PO management, freight forwarding and NVOCC services • Organically grown from Matson’s CLX service • Over 1.5 million sq. ft. across 4 buildings in attractive port-based locations • Mix of contract and public warehouses Warehousing & Distribution Freight Forwarding • LCL consolidation and freight forwarding primarily to the Alaska market through Span Alaska 0% 1% 2% 3% 4% 5% 6% 7% 8% 9% 10% $0 $10 $20 $30 $40 $50 $60 $70 $80 Operating Income Margin Operating Income Operating Income Operating Income Margin Investor Presentation │November 2025

Appendix

14 Appendix − Non-GAAP Measures Matson reports financial results in accordance with U.S. generally accepted accounting principles (“GAAP”). The Company also considers other non-GAAP measures to evaluate performance, make day-to-day operating decisions, help investors understand our ability to incur and service debt and to make capital expenditures, and to understand period-over-period operating results separate and apart from items that may, or could, have a disproportional positive or negative impact on results in any particular period. These non-GAAP measures include, but are not limited to, Earnings Before Interest Expense, Interest Income, Income Taxes, Depreciation and Amortization (“EBITDA”), and Return on Invested Capital (“ROIC”). Investor Presentation │November 2025 ($ in millions, except ROIC) 2024 2023 2022 2021 2020 2019 2018 2017 2016 2015 2014 2013 2012 Total debt (6) $ 370.9 $ 400.9 $ 440.6 $ 517.5 $ 629.0 $ 760.1 $ 958.4 $ 856.4 $ 857.1 $ 738.9 $ 429.9 $ 373.6 $ 286.1 $ 319.1 Net income $ 429.7 $ 476.4 $ 297.1 $ 1,063.9 $ 927.4 $ 193.1 $ 82.7 $ 109.0 $ 231.0 $ 81.4 $ 103.0 $ 70.8 $ 53.7 $ 45.9 Add: loss from discontinued operations - - - - - - - - - - - - - 6.1 Add: income tax expense 111.3 123.0 75.9 288.4 243.9 65.9 25.1 38.7 (105.8) 49.1 74.8 51.9 32.2 33.0 Add: interest expense 6.6 7.5 12.2 18.0 22.6 27.4 22.5 18.7 24.2 24.1 18.5 17.3 14.4 11.7 Subtract: interest income (35.3) (48.3) (36.0) (8.2) - - - - - - - - - - Add: depreciation and amortization 190.5 180.3 167.5 164.1 156.4 137.3 134.0 130.9 146.6 135.4 105.8 90.1 91.0 95.4 EBITDA 702.8 738.9 516.7 1,526.2 1,350.3 423.7 264.3 297.3 296.0 290.0 302.1 230.1 191.3 192.1 Net income $ 429.7 $ 476.4 $ 297.1 $ 1,063.9 $ 927.4 $ 193.1 $ 82.7 $ 109.0 $ 231.0 $ 81.4 $ 103.0 $ 70.8 $ 53.7 $ 45.9 Add: loss from discontinued operations - - - - - - - - - - - - - 6.1 Subtract: interest income (tax-effected) (4) (28.0) (38.4) (28.7) (6.5) - - - - - - - - - - Add: interest expense (tax-effected) (4) 5.2 6.0 9.7 14.2 17.9 20.4 16.7 14.2 14.9 15.1 10.7 10.0 9.0 7.2 Total return (A) 406.9 444.0 278.1 1,071.6 945.3 213.5 99.4 123.2 245.9 96.5 113.7 80.8 62.7 59.2 Average total debt (6) $ 390.8 $ 420.8 $ 479.1 $ 573.3 $ 694.6 $ 859.3 $ 907.4 $ 856.8 $ 798.0 $ 584.4 $ 401.8 $ 329.9 $ 302.6 $ 319.1 Average shareholders' equity 2,623.0 2,526.4 2,348.8 1,982.2 1,314.3 883.5 780.5 716.3 586.1 472.8 407.1 351.0 309.1 279.9 Total invested capital (B) 3,013.8 2,947.2 2,827.9 2,555.5 2,008.9 1,742.8 1,687.9 1,573.1 1,384.1 1,057.2 808.9 680.9 611.7 599.0 ROIC = (A)/(B) 13.5% 15.1% 9.8% 41.9% 47.1% 12.3% 5.9% 7.8% 17.8% 9.1% 14.1% 11.9% 10.3% 9.9% For the years ended December 31, (6) Total debt is presented before any reduction for deferred loan fees as required by U.S. GAAP. (1) Includes a non-cash tax benefit of $2.9 million related to discrete adjustments as a result of applying the provisions of the Tax Cuts and Jobs Act (the "Tax Act"). (2) Includes a non-cash tax expense of $2.9 million related to discrete adjustments as a result of applying the provisions of the Tax Act. (3) Includes the benefit of a one-time, non-cash adjustment of $154.0 million related to the enactment of the Tax Act. (4) The effective tax rates each year in the period 2012-2024 and LTM 3Q25 were 38.8%, 37.5%, 42.3%, 42.1%, 37.6%, (84.5%), 26.2%, 23.3%, 25.4%, 20.8%, 21.3%, 20.3%, 20.5%, and 20.6% respectively. The effective tax rates for 2017, 2018 and 2019 excluding adjustments related to the Tax Act, would have been 38.5%, 24.2% and 26.0%, respectively. (5) The 2012 calculation is based on total invested capital as of December 31, 2012 due to the timing of the separation from Alexander & Baldwin. LTM as of 3Q25 (2) (3) (2) (3) (5) (5) (5) (1) (1)